                                                                  EXHIBIT 10.7


                                    EXHIBIT B

                             STOCK PLEDGE AGREEMENT

         THIS AGREEMENT, made this __ day of June, 1999 (this "Agreement"), by and between American Telecasting, Inc., a Delaware corporation (the "Pledgor"), and Sprint Corporation, a Kansas corporation (the "Pledgee").

                  A. Pledgor and Pledgee have entered into a Borrowing Agreement ("Borrowing Agreement") of even date.

                  B. In order to induce Pledgee to enter into the Borrowing Agreement, Pledgor has agreed to pledge Pledgor's stock in American Telecasting of Michiana, Inc., a Delaware corporation and a wholly-owned subsidiary of Pledgor ("Subsidiary").

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements and undertakings hereinafter set forth, the parties agree as follows:

         1. Pledge. Pledgor hereby pledges and grants a security interest to Pledgee in 1,000 shares of stock in the Subsidiary represented by Certificate No. 1, issued in the name of the Pledgor (the "Pledged Shares"). Concurrently herewith, the Pledged Shares, together with a stock power duly endorsed in blank, are delivered to Pledgee. The Pledgee shall hold the Pledged Shares as security for Advances (as defined in the Borrowing Agreement) under the Borrowing Agreement and any and all other indebtedness, obligations and liabilities of Pledgor to Pledgee and its successors and assigns under the Borrowing Agreement or this Agreement.

         2. Rights and Duties Respecting Collateral. Pledgee shall be under no duty or obligation to act in any manner with respect to the Pledged Shares other than in the safe keeping thereof. Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Shares in its possession if the Pledged Shares are accorded treatment substantially the same as that which Pledgee accords its own property; provided, however, that Pledgee shall have no obligation to take any steps to preserve rights against any other parties with respect to the Pledged Shares.

         3. Voting Rights. During the term of this pledge, and so long as the Pledgor is not in default under this Agreement, Pledgor shall have the right to vote the Pledged Shares on all corporate questions, except the Pledged Shares shall not be voted in contravention of paragraph 5 hereof.

         4. Representations and Covenants. The Pledgor represents and warrants, as of the date hereof unless otherwise indicated, and agrees as follows:

                  (a) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable and do now and will, throughout the term of this pledge, constitute all of the issued and outstanding capital stock of any class issued by Subsidiary.

                  (b) The Pledgor is, and at all times during the term of this pledge will be, the legal, beneficial and record owner of the Pledged Shares free and clear of any lien, security interest, option, contract right or other charge or encumbrance, except for the security interest created by this Agreement, and the Pledgor will warrant and defend the title thereto, and the lien created by this Agreement thereon, against all claims of all persons, and will maintain and preserve such lien.

                  (c) The Pledgor has the unrestricted right, power and authority to execute this Agreement, to perform the Pledgor's obligations hereunder and to transfer and create a security interest in the Pledged Shares in the manner and for the purpose contemplated hereby.

                  (d) The pledge and delivery of the Pledged Shares pursuant to this Agreement create a valid and perfected first priority security interest in the Pledged Shares in favor of the Pledgee.

                  (e) Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and holds those Federal Communications Commission ("FCC") licenses listed in Attachment A. The FCC licenses are in full force and effect and authorize the Subsidiary to provide wireless cable services to more than 150,000 protected service area households.

                  (f) The Pledgor acknowledges that the Pledgee's actions under this Agreement may require the prior approval of the FCC or relevant governmental regulatory authority, as contemplated by Section 7(c) hereof.

         5. Conduct of Business. Except for actions taken to implement the Agreement and Plan of Merger by and among Pledgee, DD Acquisition Corporation and Pledgor dated as of April 26, 1999 (the "Merger Agreement") and the transactions contemplated thereby and except as set forth in the Company Disclosure Letter (as defined in the Merger Agreement), Pledgor hereby agrees that at all times during the term of this pledge the Subsidiary will comply in all material respects with all applicable laws and regulations wherever its business is conducted and use all commercially reasonable efforts on a basis consistent with past practice and consistent with the Pledgor's business plan (i) to continue to provide wireless cable television services to its subscriber base, (ii) to maintain and protect the FCC licenses and other rights necessary to conduct its business and (iii) to preserve substantially intact its business organization, and Pledgor shall not authorize or permit, without the prior written consent of the Pledgee, (a) any issuance of new stock of the Subsidiary or any warrants, options, or other rights to acquire stock of the Subsidiary, (b) any share dividend, reclassification, readjustment, or other change in the capital structure of the Subsidiary, (c) any merger or consolidation of the Subsidiary or the sale, lease or other transfer of all or substantially all of its properties and assets, (d) any transfer of any FCC licenses to provide wireless cable services owned by Subsidiary as of the date hereof or acquired at any time hereafter, the surrender by Subsidiary of the right to use any FCC license to provide wireless cable service, the creation of a security interest in any such FCC licenses or the proceeds generated from the use of such licenses, or the entering into by Subsidiary of any leasing or licensing agreements, take-or-pay arrangements or other affiliations, alignments or agreements with respect to the FCC licenses, except that the Subsidiary may renegotiate any Channel Lease (as defined in the Merger Agreement) in the ordinary course of business, (e) except as set forth in the Company Disclosure Letter, the disposition of any business or assets of Subsidiary in a single transaction or series of transactions in which the aggregate consideration is $100,000 or greater, (f) the issuance by Subsidiary of any indebtedness for borrowed money or the guarantee by Subsidiary of any such indebtedness, (g) the making of loans or advances to any person other than the Pledgor (other than loans or advances less than $50,000 made in the ordinary course of business consistent with past practice), (h) the payment by Subsidiary of dividends or other distributions with respect to its capital stock, (i) any increase in the compensation or benefits of directors, officers and employees of the Subsidiary (other than increases in the ordinary course of business consistent with past practice) or (j) any amendment of the Certificate of Incorporation or Bylaws of the Subsidiary.

         6. Events of Default. Pledgor shall be in default under this Agreement upon the occurrence and continuance of any of the following events or conditions:

                  (a) The occurrence of an Event of Default under the Borrowing Agreement.

                  (b) The attempted sale or encumbrance of any of the Pledged Shares, or the making of any levy, seizure or attachment thereof or thereon.

                  (c) Any representation or warranty made by the Pledgor in this Agreement proves to have been incorrect in any material respect when made.

                  (d) Default in the performance, or breach, of any material covenant of the Pledgor in this Agreement, which default is not remedied.

         7. Remedies.

            (a) In the event that the Pledgor is in default under this Agreement as provided in Section 6 hereof, the Pledgee shall have the rights and remedies provided in the Uniform Commercial Code in force in the State of Kansas, and in addition the Pledgee may do any one or more of the following, to the extent permitted by applicable law, in such order as it may elect:

         (i) cause any or all of the Pledged Shares to be transferred into its name or that of its nominee and obtain registration of such transfer or transfers, without thereby effecting a foreclosure of the pledge evidenced hereby, the Pledgor hereby irrevocably constituting and appointing such Pledgee and any nominee of such Pledgee the attorney-in-fact of the Pledgor for such purpose, with full power of substitution;

         (ii) vote any and all of the Pledged Shares and give any and all consents, waivers and ratifications in respect thereof and otherwise act with respect thereto as though it were the outright owner thereof, the Pledgor hereby irrevocably constituting and appointing the Pledgee and any nominee of such Pledgee the proxy and attorney-in-fact of the Pledgor for such purpose, with full power of substitution; and

         (iii) upon ten days' notice to the Pledgor, sent by registered mail, and without liability for any diminution in price which may have occurred, sell all the Pledged Shares in such manner and for such price as the Pledgee may determine, the Pledgor hereby waiving and releasing any and all rights or equity of redemption which it otherwise might have after sale hereunder. At any public or private sale the Pledgee shall be free to purchase all or any part of the Pledged Shares free from any such right or equity of redemption. The Pledgor agrees that in any sale of any of the Pledged Shares whenever a default shall have occurred and be continuing hereunder, Pledgee is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law, including, without limitation, compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Pledged Shares, or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and the Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Pledgee be liable or accountable to the Pledgor for any discount allowed by reason of the fact that such Pledged Shares are sold in compliance with any such limitation or restriction. For the purpose hereof, any agreement to sell all or any part of the Pledged Shares shall be treated as a sale thereof, and Pledgee shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of any of the Pledged Shares subject thereto, notwithstanding that, subsequent to such Pledgee's entering into such an agreement, the Pledgor may have cured all defaults under this Agreement.

            (b) The proceeds of any sale hereunder of the Pledged Shares shall be applied first to the payment of all costs and expenses of collection, sale and delivery, including reasonable attorneys' fees and expenses in connection therewith, whether or not involving a case or proceeding before a federal or state court, and next to such of the obligations of the Pledgor to Pledgee in such order as the Pledgee may in its sole discretion determine. The balance, if any, of such proceeds and moneys shall be paid to the Pledgor or such other person or persons as may legally be entitled thereto. If the proceeds of such sale are insufficient to pay such costs and expenses and to satisfy such obligations of the Pledgor, the Pledgor shall remain liable for such deficiency.

            (c) Notwithstanding anything to the contrary contained herein or in the Borrowing Agreement, the Pledgee will not take any action (including the exercise of voting rights by the Pledgee with respect to the Pledged Shares) pursuant to this Agreement or the Borrowing Agreement that would constitute or result in any assignment of any FCC license or any change of control of the Subsidiary without first obtaining the prior approval of the FCC or the relevant governmental regulatory authority if, under the law existing at such time, such assignment of any FCC license or change of control would require the prior approval of the FCC or such governmental regulatory authority. Prior to the exercise by the Pledgee of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, recording, qualification or authorization of any governmental regulatory authority or instrumentality upon the request of the Pledgee, the Pledgor will execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that the Pledgee may require to obtain such governmental consent, approval, recording, qualification or authorization. Without limiting the generality of the foregoing, the Pledgor will use its best efforts upon the request of the Pledgee to obtain from the appropriate governmental regulatory authorities the necessary consents and approvals, if any, (i) for the granting to the Pledgee pursuant hereto of the security interests provided for in this Agreement to the extent, if any, such security interests may be granted under existing statutes or regulations and (ii) for the change of control of Subsidiary and/or the assignment or transfer of the FCC licenses to the Pledgee or its designee upon or following default under this Agreement.

         8. Return of Pledged Shares. Following payment in full of the Advances under the Borrowing Agreement and satisfaction of all obligations and payment of all other amounts due under the Borrowing Agreement or this Agreement, the Pledgee will, upon written demand by the Pledgor, promptly redeliver to the Pledgor the Pledged Shares and any stock powers related thereto without recourse to Pledgee and the Pledgee shall execute and deliver such documents and instruments as the Pledgor may reasonably request to evidence such termination and release.

         9. Waiver. Pledgor waives any right that it may have to require Pledgee to proceed against any other person, to proceed against or exhaust the Pledged Shares or any part thereof, or to pursue any other remedy that Pledgee may have. Pledgor consents to any and all extensions of time, renewals, waivers, or modifications of any of the terms and conditions of any of the documents creating any indebtedness in accordance with the terms of such documents, to the release of Pledged Shares or any part thereof without substitution, and to the release, substitution, or addition of parties primarily or secondarily liable on any of the indebtedness. Notice of any of the above is hereby waived by Pledgor.

         10. Expenses. The Pledgor will upon demand pay to Pledgee the amount of any and all expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, whether or not involving a case or proceeding before any federal or state court, that such Pledgee may incur in connection with (a) the custody or preservations of, or the sale of, collection from or other realization upon, any of the Pledged Shares, (b) the exercise or enforcement of any of the rights of Pledgee hereunder, or (c) the failure by the Pledgor to perform or observe any of the provisions hereof.

         11. Indemnification. Neither Pledgee, nor any director, officer, agent or employee of Pledgee, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct. The Pledgor hereby agrees to Indemnify and hold harmless Pledgee and its officers, directors, employees, agents, representatives, successors and assigns from and against any and all liability incurred by any of them hereunder or in connection herewith, unless such liability shall be due to its or their own gross negligence or willful misconduct.

         12. General Provisions.

                  (a) Rights Sustained. Any failure of the Pledgee to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter.

                  (b) Cumulative Remedies. No remedy or election under this Agreement shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

                  (c) Governing Law. This Agreement and the rights and duties of the parties hereto shall be governed in all respects by the law of the State of Kansas.

                  (d) Continuing Agreement. This Agreement is a continuing Agreement and shall apply notwithstanding the insolvency of Pledgor.

                  (e) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Pledgee may assign or transfer, in whole or in part, its security interest hereunder.

                  (f) Headings. The paragraph headings of this Agreement are for convenience only and shall not limit or define the meaning or content of this Agreement. All pronouns and variations thereof shall be deemed to refer to the singular or plural, as the context may require.

                  (g) Prior and Subsequent Agreements. This instrument contains the entire agreement between the parties regarding the pledge of the Pledged Shares. This Agreement shall not be modified in any way except by a writing executed by both parties.

                  (h) Severability. Any provisions of this Agreement which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Agreement, and such other provisions shall remain in full force and effect.

                  (i) Notices. All notices, requests, demands and other communications under this Agreement shall be given, made and received in the manner provided in the Borrowing Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement.

                                          AMERICAN TELECASTING, INC.

                                          By:
                                             -----------------------------------
                                          Name:

                                          Title:

                                          SPRINT CORPORATION

                                          By:
                                             -----------------------------------
                                          Name:

                                          Title:

                                  ATTACHMENT A

American Telecasting of Michiana, Inc.

    BTA Authorization No. B126, Elkhart, Indiana
    BTA Authorization No. B424, South Bend, Indiana
    MMDS Station WMH360, Elkhart, Indiana
    MDS Station KNSC421, Mishawaka, Indiana
    Receive-Only Earth Station E980232, Mishawaka, Indiana